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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 26, 1996
                                                         -----------------


                              THE REGISTRY, INC.
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

  MASSACHUSETTS                         0-28192                  04-2920563
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


189 Wells Avenue, Newton, MA                                        02159
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(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
                                                           --------------


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                           This is page 1 of 5 pages.
                        Exhibit Index appears on page 5.

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ITEM 2.   ACQUISITION OF ASSETS

(a) On November 26, 1996, pursuant to an Agreement and Plan of Merger dated October 30, 1996 (the "ARI Merger Agreement") among the Registrant, Application Resources, Inc., a California corporation ("ARI") and ARI Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Registrant ("ARI Acquisition"), the Registrant acquired ARI through the merger of ARI Acquisition with and into ARI. Pursuant to the ARI Merger Agreement, each outstanding share of ARI capital stock was converted into the right to receive 0.274428 shares of the Registrant's common stock. The Registrant also assumed outstanding ARI stock options ("ARI Stock Options") which were converted into options for the Registrant's common stock on the same conversion ratio. Immediately prior to the merger, there were 5,217,000 shares of ARI Common Stock and 794,000 ARI Stock Options outstanding. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

  The foregoing description is qualified in its entirety by reference to the ARI Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

(b) On November 27, 1996, pursuant to an Agreement and Plan of Merger dated November 26, 1996 (the "SCR Merger Agreement") among the Registrant, Shamrock Computer Resources, Ltd., an Iowa corporation ("SCR"), and SCR Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("SCR Acquisition"), the Registrant acquired SCR through the merger of SCR Acquisition with and into SCR. Pursuant to the Merger Agreement, each outstanding share of SCR capital stock was converted into the right to receive
136.7695 shares of the Registrant's common stock. Immediately prior to the merger, there were 7,072 shares of SCR Common Stock outstanding. Pursuant to the provisions of the Iowa Business Corporation Act (the "IBCA"), a stockholder of SCR holding 352 shares of SCR capital stock (the "Dissenting Shares") perfected dissenter's rights under the IBCA and was paid $2,000,000 in redemption of such shares. The amount and nature of the consideration (including the amount paid in respect of the Dissenting Shares) was determined by arms-length negotiation among the parties.

  The foregoing description is qualified in its entirety by reference to the SCR Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Financial Statements of the Acquired Businesses

    (a) It is currently impracticable for the Registrant to provide the required financial information with respect to both of the acquired businesses referred to in Item 2. The Registrant will file the required financial information by amendment as soon as such information is available and in any event no later than 60 days from the date hereof.


    (b) It is currently impracticable for the Registrant to provide the required pro forma financial information with respect to both of the acquired businesses referred to in Item 2. The Registrant will file the required pro forma financial information by amendment as soon as such information is available and in any event no later than 60 days from the date hereof.

    (c)   Exhibits:

    2.1 Agreement and Plan of Merger dated October 30, 1996 among The Registry, Inc., Application Resources, Inc. and ARI Acquisition Corp.

    2.2 Agreement and Plan of Merger dated November 26, 1996 among The Registry, Inc., Shamrock Computer Resources, Ltd. and SCR Acquisition Corp.

    2.3 Agreement to furnish copies of omitted annexes, schedules and exhibits to the ARI Merger Agreement and the SCR Merger Agreement.

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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE REGISTRY, INC.


                             By:    /s/ Robert E. Foley
                                --------------------------------------------
                              Name:   Robert E. Foley
                              Title:  Chief Financial Officer and Treasurer


Date:  December 10, 1996

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                                 EXHIBIT INDEX


Exhibit No.                  Description of Exhibits                Page
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
2.1            Agreement and Plan of Merger dated October 30,
               1996 among The Registry, Inc., Application
               Resources, Inc. and ARI Acquisition Corp.

2.2            Agreement and Plan of Merger dated November 26,
               1996 among The Registry, Inc., Shamrock Computer
               Resources, Ltd. and SCR Acquisition Corp.

2.3 Agreement to furnish copies of omitted annexes, schedules and exhibits to the ARI Merger Agreement and the SCR Merger Agreement.

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